ING
ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT EQ OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

                              PROSPECTUS SUPPLEMENT
                               DATED APRIL 1, 2004

                         SUPPLEMENT TO THE PROSPECTUSES
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
              ISSUED BY ING USA ANNUITY AND LIFE INSURANCE COMPANY

                           NOTICE OF FUND SUBSTITUTION

ING USA Annuity and Life Insurance Company (the "Company"), ING USA Annuity and Life Insurance Company Separate Account B and ING USA Annuity and Life Insurance Company Separate Account EQ (each, the "Separate Account" or collectively, the "Separate Accounts") recently filed an application with the Securities and Exchange Commission to permit the substitution of the PIMCO High Yield Portfolio in which a sub-account of each of the Separate Accounts invests (the "Replaced Fund") to be replaced with the ING PIMCO High Yield Portfolio (the Substitute
Fund).

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IMPORTANT INFORMATION ABOUT THE PROPOSED SUBSTITUTION.

o Prior to the effective date of the substitution and for thirty days thereafter you may transfer amounts invested in the sub-account which invests in the Replaced Fund to any other sub-account or the fixed account free of charge;

o Prior to the effective date of the substitution and for thirty days thereafter any transfer from the sub-account which invests in the Replaced Fund to any other sub-account or the fixed account will not count as a transfer when imposing any applicable restriction or limit on transfers;

o You will not incur any fees or charges or any tax liability because of the substitution, and your contract value immediately before the substitution will equal your contract value immediately after the substitution.

o The investment objective and policies of the Substitute Fund are substantially the same as the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund is more fully described below.

o The total expenses of the Substitute Fund is less than or equal to the total expenses of the Replaced Fund. The total expenses of the Substitute Fund are more fully described below.

o Upon the substitution you will receive another notice which will detail the effective date of the substitution and reiterate your rights related to the substitution. You will also receive a prospectus for the Substitute Fund.

SUBSTITUTE FUND FEES AND CHARGES. The following information shows the investment advisory fees and other expenses charged annually by the Substitute Funds. The figures are a percentage of the average net assets of the fund as of December 31, 2003. See the prospectus for the fund for more information concerning these expenses.

                                                                                                     FEES AND      TOTAL NET
                                                                                    TOTAL GROSS      EXPENSES     ANNUAL FUND
                                   MANAGEMENT FEES   DISTRIBUTION       OTHER       ANNUAL FUND     WAIVED OR       EXPENSES
            FUND NAME                                (12B-1) FEES      EXPENSES      EXPENSES       REIMBURSED
ING PIMCO High Yield Portfolio          0.49%            0.25%          0.01%          0.75%            --           0.75%
(Service Class) 1, 2, 3

1 The estimated operating expenses for shares of each Portfolio are shown as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

2 The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

3 The expenses are estimated because the Portfolio had not commenced operations as of December 31, 2003.


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SUBSTITUTE FUND INVESTMENT ADVISER AND INVESTMENT OBJECTIVE. The following information lists the investment adviser and subadviser and information regarding the investment objective of the Substitute Fund. More detailed information about this fund can be found in the current prospectus and Statement of Additional Information for the fund.

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                                         INVESTMENT ADVISER/
             FUND NAME                        SUBADVISER                 INVESTMENT OBJECTIVE
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ING PIMCO HIGH YIELD PORTFOLIO  INVESTMENT ADVISER:                  Seeks maximum total return,
(SERVICE CLASS)                 Directed Services, Inc.              consistent with preservation of
                                SUBADVISER:                          capital and prudent investment
                                Pacific Investment Management Co.    management.
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